SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary proxy statement	☐ Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☒ Definitive proxy statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Coldwater Creek Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2003

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of COLDWATER CREEK INC. (the “Company”), a Delaware corporation, which will be held at the Company’s corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864, at 9:30 a.m. Pacific Daylight Savings Time on June 14, 2003 for the following purposes:

1.	To elect two directors to the Company’s Board of Directors (the “Board”);

2.	To approve an amendment to the Company’s 1996 Stock Option/Stock Issuance Plan (the “1996 Plan”) that will increase the number of common shares subject to the annual option grants automatically made to the Company’s non-employee directors and the Chairmen of the Audit and Compensation Committees on the date of each annual stockholders meeting;

3.	To consider and vote upon a proposal to ratify the selection of KPMG LLP as independent public accountants for the Company for the fiscal year ending January 31, 2004 and

4.	To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board has fixed the close of business on April 16, 2003 as the record date for determining those stockholders who will be entitled to vote at the meeting.

Representation of at least a majority of the shares of Common Stock of the Company entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to the time it is voted. You may also revoke your proxy by attending the meeting and voting in person.

Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Very truly yours,

Chairman of the Board of Directors

and Secretary

Sandpoint, Idaho

April 25, 2003

Stockholders Should Read the Entire Proxy Statement

Read Carefully Prior to Returning Your Proxy

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS OF

COLDWATER CREEK INC.

To Be Held June 14, 2003

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (“Board”) of COLDWATER CREEK INC. (“Coldwater Creek” or the “Company”) of proxies to be voted at the 2003 Annual Meeting of Stockholders (“Annual Meeting”) which will be held at 9:30 a.m. Pacific Daylight Savings Time on June 14, 2003 at the Company’s corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (“Notice”). This Proxy Statement and the proxy card were first mailed to stockholders on or about April 25, 2003.

VOTING RIGHTS AND SOLICITATION

The close of business on April 16, 2003 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, 15,976,417 shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), were issued and outstanding. All of the shares of the Common Stock (“Common Shares”) outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one (1) vote for each common share so held on the matters to be voted upon.

Common Shares represented by proxies in the accompanying form which are properly executed and returned to Coldwater Creek will be voted at the Annual Meeting in accordance with the stockholders’ instructions contained therein. In the absence of contrary instructions, Common Shares represented by such proxies will be voted FOR the election of the directors as described herein under “Proposal 1—Election of Directors”, FOR the amendment to the 1996 Stock Option/Stock Issuance Plan, as described herein under “Proposal 2—Amendment to 1996 Stock Option/Stock Issuance Plan” and FOR ratification of the selection of accountants as described herein under “Proposal 3—Ratification of Selection of Independent Public Accountants.” Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and accompanying Notice. If any other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person. Approval of each of the above proposals shall be determined by a majority of the votes cast by the stockholders entitled to vote at the election present in person or represented by proxy, except that the election of the individual nominees of the Board shall be determined by a plurality of the votes cast. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The entire cost of soliciting proxies will be borne by Coldwater Creek. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and other employees of Coldwater Creek for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Common Stock, and such persons may be reimbursed for their expenses.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholder proposals intended to be considered at the 2004 Annual Meeting of Stockholders must be received by Coldwater Creek no later than December 25, 2003. The proposal must be mailed to the Company’s principal executive offices, One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary. Such proposals may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”). In addition, the proxy to be solicited by the Board for the 2004 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than March 15, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

Each member of the Board (“Director”) is assigned to one of three classes, with one class elected at each successive Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been qualified and elected. Currently, the Board consists of seven Directors. The current Class III nominees to the Board are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below. In the event that any other director is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

The Board recommends that stockholders vote FOR the nominees listed below.

Name	Principal Occupation	Director Since	Class and Year in Which Term Will Expire	Age
Dennis C. Pence	Chairman of the Board of Directors, Secretary and Chief Executive Officer of Coldwater Creek Inc.	1988	Class III 2006	53

Robert H. McCall	President, McCall and Landwehr, P.A. (Accounting Firm)	1994	Class III 2006	57

Dennis C. Pence co-founded the Company in 1984 and has served as a Director since the Company’s incorporation in 1988, serving as the Board’s Chairman since July 1999 and as its Vice-Chairman prior thereto. Since September 26, 2002, Mr. Pence has served as the Company’s Chief Executive Officer. From June 4, 2002 to September 25, 2002, Mr. Pence provided his executive management services to the Company. From January 5, 2002 to June 3, 2002, Mr. Pence served as the Company’s Interim Chief Financial Officer and Treasurer. Mr. Pence has also served as Chairman of the Board’s Executive Committee since its formation on May 20, 2000 and, as Secretary to the Company since July 1998. From 1984 through 2000, Mr. Pence served as the Company’s President and Chief Executive Officer. From April 1999 to December 2000, Mr. Pence also served as President of the Company’s then newly formed Internet Commerce Division. Prior to co-founding Coldwater Creek, Mr. Pence was employed by Sony Corp. of America, a publicly held manufacturer of audio, video, communication, and information technology products, from 1975 to 1983, where his final position was National Marketing Manager—Consumer Video Products. Since April 2002, Mr. Pence has also served on the board of directors of publicly held Intermountain Community Bancorp, a bank holding company, and its wholly-owned subsidiary, Panhandle State Bank, a community banking institution.

Robert H. McCall, a Certified Public Accountant, has served as a Director since 1994, and as Chairman of the Board’s Audit Committee since February 1995. Mr. McCall has also served as a member of the Board’s Executive Committee since its formation on May 20, 2000. From February 1995 to July 2000, Mr. McCall also served as a member of the Board’s Compensation Committee. Since 1981, Mr. McCall has been President of McCall & Landwehr, P.A., an accounting firm based in Hayden Lake, Idaho.

Directors Not Standing for Election

Directors who are not standing for election at this year’s Annual Meeting are set forth below.

Name	Principal Occupation	Director Since	Class and Year in Which Term Will Expire	Age
James R. Alexander	Independent Catalog Consultant	2000 (previously 1994—1998)	Class II 2004	60

Michelle Collins	Managing Director of Svoboda, Collins L.L.C. (Private Equity Firm)	1997	Class II 2004	43

Ann Pence	Vice-Chairman of the Board of Directors of Coldwater Creek Inc.	1988	Class I 2005	53

Curt Hecker	President and Chief Executive Officer, Intermountain Community Bancorp	1995	Class I 2005	42

Georgia Shonk-Simmons	President and Chief Merchandising Officer of Coldwater Creek Inc.	2001	Class I 2005	52

James R. Alexander has served as a Director since March 2000, as well as a member of the Board’s Audit Committee since July 2000 and as a member of the Board’s Compensation Committee since November 9, 2002. From July 2000 to July 2001, Mr. Alexander also served as a member of the Board’s Compensation Committee. Mr. Alexander had previously served as a Director, as well as Chairman of the Board’s Compensation Committee, from 1994 to 1998 before having to decline to stand for re-election due to other professional obligations. Mr. Alexander has been an independent catalog consultant for over 20 years, serving a variety of mail order retailers of apparel, gifts and home decor. Mr. Alexander is a joint venture partner in the firm of Tucker Alexander, which is an affiliate of Tucker Capital.

Michelle Collins has served as a Director, as well as a member of the Board’s Compensation Committee, since September 1997 and as a member of the Board’s Audit Committee since November 9, 2002. From July 1998 to July 2001, Ms. Collins served as the Chairman of the Board’s

Compensation Committee. Ms. Collins also served as a member of the Board’s Executive Committee from its formation on May 20, 2000 until July 2001. In January 1998, Ms. Collins co-founded Svoboda, Collins L.L.C, a private equity firm, for which she serves as Managing Director. Previously thereto, Ms. Collins was a principal in the corporate finance department of William Blair & Company, L.L.C., overseeing the firm’s specialty retail sector. During the Company’s initial public offering of common shares in January 1997, Ms. Collins represented William Blair & Company as co-underwriter. Ms. Collins, joined William Blair & Company, L.L.C., an independent investment firm, as an associate in 1986 after obtaining a Masters in Business Administration from the Harvard Business School. Ms. Collins also serves as a director on the boards of directors of CDW Computer Centers, Inc., a publicly held provider of technology solutions for businesses, government agencies and educational institutions, and Molex Incorporated, a publicly held manufacturer of electronic, electrical and fiber optic interconnection products and systems, as well as a number of privately held companies.

Ann Pence co-founded the Company in 1984, and served as its Executive Creative Director until September 1, 2002 when she retired. Mrs. Pence has served as a Director since the Company’s incorporation in 1988, serving as the Board’s Vice-Chairman since July 1999 and as its Chairman prior thereto. Prior to co-founding Coldwater Creek, Mrs. Pence had an eleven year career in retail advertising, and was employed by Macy’s California from 1974 to 1982 where her final position was Copy Director.

Curt Hecker has served as a Director, as well as a member of the Board’s Audit Committee, since August 1995. Mr. Hecker has also served as Chairman of the Board’s Compensation Committee and as a member of the Board’s Executive Committee since July 2001. Since October 1997, Mr. Hecker has served as President, Chief Executive Officer and a Board member of publicly held Intermountain Community Bancorp as well as Chief Executive Officer and a Board member of Panhandle State Bank, Intermountain Community Bancorp’s wholly-owned subsidiary. From August 1995 to October 2001, Mr. Hecker also served as President of Panhandle State Bank. Prior to joining Panhandle State Bank, Mr. Hecker held various management positions with West One Bank.

Georgia Shonk-Simmons has served as a Director, as well as the Company’s President, since January 1, 2001. Since September 26, 2002, Ms. Shonk-Simmons has served as the Company’s Chief Merchandising Officer. From January 1, 2001 to September 25, 2002, Ms. Shonk-Simmons served as the Company’s Chief Executive Officer. From April 1999 to December 2000, Ms. Shonk-Simmons served as President of the Company’s Catalog & Retail Sales Division. Ms. Shonk-Simmons joined the Company as its Chief Merchant and Vice President of Merchandising in June 1998. From 1994 to 1998, Ms. Shonk-Simmons was Executive Vice President of the Newport News Catalog Division of Spiegel, Inc., a publicly held international retailer. Prior to that, from 1981 to 1994, Ms. Shonk-Simmons held a number of other positions of increasing responsibility with Spiegel, including Vice-President of Merchandising for Spiegel Catalog beginning in 1991. Prior to joining Spiegel, Ms. Shonk-Simmons held various buyer positions with Lytton’s, Carson Pirie Scott and Hahne’s.

BOARD MEETINGS AND COMMITTEES

The Company’s Board held a total of nine meetings during fiscal 2002. Each director attended 100% of the meetings, with the exception of Ann Pence who was unable to attend three of the meetings and Curt Hecker who was unable to attend one of the meetings.

The Board has an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee held one meeting during fiscal 2002 for which there was 100% attendance by its members. The Audit Committee held six meetings during fiscal 2002 for which there was 100% attendance by its members, with the exception of Curt Hecker who was unable to attend one of the meetings. The Compensation Committee held three meetings during fiscal 2002 for which there was 100% attendance by its members.

The Executive Committee is empowered to act in general for the entire Board in intervals between meetings of the Board with the exception of certain matters that by law may not be delegated. The Executive Committee meets as necessary and all actions by the Executive Committee are reported at the next Board meeting. The actions taken by the Executive Committee are binding and do not require ratification by the Board to be legally effective. The Executive Committee currently consists of Curt Hecker, Robert H. McCall and Dennis C. Pence (Chairman).

The Audit Committee is responsible for the appointment of independent public accountants, the approval of audit fees and any non-audit services performed by the independent public accountants, reviewing and approving the scope of audit activities performed by the independent public accountants, reviewing accounting practices and controls, performing independent director duties and reviewing audit results. The Audit Committee currently consists of James R. Alexander, Michelle Collins, Curt Hecker and Robert H. McCall (Chairman).

The Compensation Committee is responsible for reviewing and establishing the compensation structure for the Company’s directors and officers, including salary rates, participation in incentive compensation and benefit plans and other forms of compensation, and administering the Company’s Employee Stock Purchase Plan and 1996 Stock Option/Stock Issuance Plan. The Compensation Committee currently consists of James R. Alexander, Michelle Collins and Curt Hecker (Chairman).

DIRECTOR REMUNERATION

During fiscal 2002, each non-employee director received an annual retainer fee of $28,000 as well as a $1,500 fee for each Board meeting attended. Each non-employee director who served as a committee chairman received an additional annual retainer of $3,000, and each non-employee director who served as a committee member received an additional annual retainer of $1,500. Each non-employee committee member also received a $1,000 fee for each committee meeting attended. Beginning in fiscal 2003, each non-employee director receives an annual retainer fee of $32,000 as well as a $2,000 fee for each Board meeting attended that exceeds one hour in duration and $500 for each meeting that does not exceed one hour in duration. A non-employee director who serves as an Audit Committee Chairman receives an additional annual retainer of $18,000 and a non-employee director who serves as a Compensation Committee Chairman receives an additional annual retainer of $8,000. Each non-employee director who serves as a committee member receives an additional annual retainer of $2,000. Each non-employee committee member also receives a $2,000 fee for each committee meeting attended. Directors are also reimbursed for certain expenses incurred attending Board or committee meetings.

Under the Automatic Option Grant Program of the 1996 Stock Option/Stock Issuance Plan (the “1996 Plan”), each individual who first becomes a non-employee director, whether through election by the Company’s stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, provided such individual has not previously been in the employ of the Company or any of its subsidiary corporations, a non-statutory option to purchase 20,064 shares of Common Stock. In addition, on the date of each Annual Stockholders Meeting (beginning with the 2003 Annual Stockholders Meeting, assuming shareholder approval of Proposal 2 is obtained), each individual who is to continue to serve as a non-employee director, Audit Committee Chairman and/or Compensation Committee Chairman, whether or not that individual is standing for re-election to the Board at that particular Annual Stockholders Meeting, will automatically be granted, provided such individual has served as a non-employee director for at least six months, a non-statutory option to purchase 5,000 shares, 5,000 shares and 2,500 shares of the Common Stock, respectively. There is no limit on the number of shares for which any one non-employee director may be granted options over his or her period of Board service. For more detailed information regarding the terms and conditions of options granted under the Automatic Option Grant Program, see Proposal 2—Amendment to the 1996 Stock Option/Stock Issuance Plan—Automatic Option Grant Program.

Each 20,064-share, 5,000-share and 2,500-share option granted under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee’s cessation of Board service. Each option granted under the Automatic Option Grant Program will be immediately exercisable for all the shares subject to the option. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial 20,064-share automatic option grant will vest in a series of three successive equal annual installments upon the optionee’s completion of each year of Board service over the three-year period measured from the grant date. The shares subject to each annual 5,000-share and 2,500-share grant will vest upon the optionee’s completion of one year of Board service measured from the grant date. The shares subject to each initial 20,064-share option and each 5,000-share and 2,500-share option will immediately vest in full upon a change in control or upon the optionee’s death or disability while serving as a director. Should the optionee cease to serve as a director, the optionee will generally have until the earlier of (a) the two year period following such cessation of service or (b) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual’s cessation of Board service.

On July 13, 2002, the date of the Company’s 2002 Annual Stockholders Meeting, the non-employee directors, James R. Alexander, Michelle Collins, Curt Hecker, Duncan Highsmith and Robert H. McCall, were each granted an option to purchase 3,750 shares of the Common Stock at an exercise price of $15.89 per share pursuant to the Automatic Option Grant Program of the Plan.

During fiscal 2002, the Company paid $3,100 on behalf of each Robert H. McCall and James R. Alexander for medical insurance premiums.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 31, 2003 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each officer listed in the Summary Compensation Table of the section of this Proxy Statement entitled “Executive Compensation” and (iv) all current directors and executive officers as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Dennis Pence(2)(3) c/o Coldwater Creek Inc. One Coldwater Creek Drive Sandpoint, Idaho 83864	4,002,043	24.73%

Ann Pence(2)(4) c/o Coldwater Creek Inc. One Coldwater Creek Drive Sandpoint, Idaho 83864	4,002,043	24.73%

FMR Corp(5) 82 Devonshire Street Boston, Massachusetts 02109	1,369,350	8.46%

Chilton Investment Company, Inc(6) 1266 East Main Street, 7th Floor Stamford, Connecticut 06902	1,230,597	7.60%

Putnam Investments LLC(7) One Post Office Square Boston, Massachusetts 02109	907,884	5.61%

James R. Alexander(8)	16,380	*

Michelle Collins(9)	37,830	*

Curt Hecker(10)	47,561	*

Robert H. McCall(11)	35,649	*

Georgia Shonk-Simmons(12)	138,449	*

Tom Scott(13)	81,300	*

Dan Griesemer(14)	7,500	*

Karen Reed(15)	65,277	*

Melvin Dick	—	*

All Directors and Executive Officers as a group (11 persons)(16)	8,434,032	50.80%

*	Less than one (1) percent

(1)	Percentage of ownership includes 16,185,111 actual shares of Common Stock outstanding on March 31, 2003. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after March 31, 2003 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)	Dennis and Ann Pence are husband and wife and each owns 24.73% of the outstanding shares of common stock.

(3)	Includes 69,088 shares held by the Dennis C. Pence Lead Annuity Trust. Also includes one-half of the 150,000 shares held in the name of “JCP Irrevocable Trust” and one-half of the 11,250 shares held in the name of “Idaho Clean Air Foundation”. Dennis and Ann Pence share voting and investment power for the shares held in the names of “JCP Irrevocable Trust” and “Idaho Clean Air Foundation”. Excludes 4,002,043 shares held by Ann Pence. Excludes 728,430 shares held by the Aspenwood Supporting Foundation, which were previously contributed by either Dennis C. Pence or the Dennis C. Pence Lead Annuity Trust, to which Mr. Pence disclaims any beneficial ownership.

(4)	Includes 69,088 shares held by the Elizabeth Ann Pence Lead Annuity Trust. Also includes one-half of the 150,000 shares held in the name of “JCP Irrevocable Trust” and one-half of the 11,250 shares held in the name of “Idaho Clean Air Foundation”. Dennis and Ann Pence share voting and investment power for the shares held in the names of “JCP Irrevocable Trust” and “Idaho Clean Air Foundation”. Excludes 4,002,043 shares held by Dennis Pence. Excludes 728,430 shares held by the Aspenwood Supporting Foundation, which were previously contributed by either Ann Pence or the Elizabeth Ann Pence Lead Annuity Trust, to which Mrs. Pence disclaims any beneficial ownership.

(5)	Consists of 1,369,350 shares beneficially owned by FMR Corp. as reported on Form 13G as of December 31, 2002.

(6)	Consists of 1,230,597 shares beneficially owned by Chilton Investment Company, Inc. as reported on Form 13G as of December 31, 2002.

(7)	Consists of 323,925 shares beneficially owned by Putnam Investment Management, L.L.C. and 583,959 shares beneficially owned by Putnam Advisory Company, L.L.C., as reported on Form 13G as of December 31, 2002.

(8)	Includes 15,750 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(9)	Consists of 37,830 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(10)	Includes 40,338 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(11)	Includes 33,650 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(12)	Includes 136,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(13)	Includes 79,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(14)	Consists of 7,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(15)	Consists of 65,277 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

(16)	Includes 416,345 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth certain information concerning compensation earned by the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers whose salary and bonus for the 2002 fiscal year was in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries. No other executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2002 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that year. The persons named in the table are hereinafter referred to as the “Named Executive Officers.” Please note that fiscal year 2002 is an 11-month period attributable to the Company’s decision to change its fiscal year end from the Saturday nearest to February 28th to the Saturday nearest to January 31st, effective in 2003.

Summary Compensation Table

	Annual Compensation								Long Term Compensation
Name & Position	Fiscal Year	Salary ($)	Bonus ($)			Other Annual Comp. ($)			Securities Underlying Options (#)	All Other Compensation ($)
Dennis Pence Chairman of the Board, Secretary and Chief Executive Officer(2)	2002 2001 2000	$212,753 225,000 282,404	$	— — 154,050		$	— — —		— — —	$1,584 3,899 4,992	(1) (1) (1)

Georgia Shonk-Simmons President and Chief Merchandising Officer; former Chief Executive Officer(3)	2002 2001 2000	416,036 425,000 370,473		251,715 87,500 258,000	(4) (4) (5)		— — —		— — —	2,558 5,482 4,992	(1) (1) (1)

Tom Scott Senior Vice President and Chief information Officer	2002 2001 2000	286,441 303,051 296,553		— 58,337 187,596	(4) (8)		6,000 8,051 9,623	(7) (7) (7)	— — 37,500	2,638 4,425 3,736	(1) (1) (1)

Dan Griesemer Senior Vice President of Retail	2002 2001 2000	252,572 100,961 —		129,253 80,000 —	(6) (9)		— — —		— — —	— 18,335 —	(10)

Karen Reed Senior Vice President of Marketing	2002 2001 2000	209,240 214,615 191,496		20,000 44,143 125,652	(11) (12)		5,139 6,896 8,243	(7) (7) (7)	— — —	5,183 6,981 5,827	(1) (1) (1)

Melvin Dick Executive Vice President and Chief Financial Officer	2002 2001 2000	202,634 — —		25,000 — —			— — —		37,500 — —	— — —

(1)	Represents matching contributions made by the Company to the Named Executive Officers accounts under the Company’s 401(k) Plan.

(2)	On September 26, 2002, Mr. Pence became the Chief Executive Officer of the Company.

(3)	On September 26, 2002, Ms. Shonk-Simmons relinquished her role as Chief Executive Officer and assumed the role of Chief Merchandising Officer.

(4)	Represents compensation expense accrued by the Company under its deferred compensation bonus program. See “Compensation Committee Report on Executive Compensation” for further details.

(5)	Includes $150,000 compensation expense accrued by the Company under its deferred compensation bonus program. See “Compensation Committee Report on Executive Compensation” for further details.

(6)	Includes $89,253 compensation expense accrued by the Company under its deferred compensation bonus program. See “Compensation Committee Report on Executive Compensation” for further details.

(7)	Represents imputed interest on a loan made under the Executive Loan Program.

(8)	Includes $99,996 compensation expense accrued by the Company under its deferred compensation bonus program. See “Compensation Committee Report on Executive Compensation” for further details.

(9)	Represents a signing bonus awarded in connection with Mr. Griesemer’s acceptance of employment with the Company.

(10)	Represents a relocation allowance awarded in connection with Mr. Griesemer’s acceptance of employment with the Company.

(11)	Includes $29,167 compensation expense accrued by the Company under its deferred compensation bonus program. See “Compensation Committee Report on Executive Compensation” for further details.

(12)	Includes $50,000 compensation expense accrued by the Company under its deferred compensation bonus program. See “Compensation Committee Report on Executive Compensation” for further details.

Stock Options

The following table contains information concerning stock options granted to the Named Executive Officers during the fiscal year ended February 1, 2003. All grants were made under the Company’s 1996 Stock Option/Stock Issuance Plan. No stock appreciation rights (“SAR”) were granted to the Named Executive Officers during the fiscal year ended February 1, 2003.

Options/SAR Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options/SAR Granted #		% of Total Options/SAR Granted to Employees in Fiscal Year(%)	Exercise or Base Price ($/Share)(1)	Market Price on Date of Grant($)	Expiration Date	Grant Date Present Value($)(2)
Dennis Pence	—		—	—	—	—	—
Georgia Shonk-Simmons	—		—	—	—	—	—
Tom Scott	—		—	—	—	—	—
Dan Griesemer	—		—	—	—	—	—
Karen Reed	—		—	—	—	—	—
Melvin Dick	37,500	(3)(4)	76.9%	$16.27	$16.27	6/28/2012	$393,170

(1)	The exercise price may be paid in cash or in shares of the Company’s Common Stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price.
(2)

The Company used the Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The actual value that an executive officer realizes, if any, depends on the market value of the Company’s common stock at a future date and may be more or less than the amount calculated above. Estimated values under the Black-Scholes model are based on (i) an expected life of four years; (ii) an interest rate that represents the interest rate on a similar maturity zero coupon, U.S. Treasury Strip; (iii) volatility calculated using daily stock prices for the previous four years through the respective grant date; and (iv) a zero future dividend yield.

(3)	The option becomes exercisable for 20% of the shares upon the optionee’s completion of each of the five years of service measured from the grant date.
(4)	The option will become exercisable on an accelerated basis upon liquidation or dissolution of the Company or a merger or consolidation in which there is a change in ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, unless the option is assumed by the surviving entity. In addition, the vesting of the option is accelerated in the event the optionee’s service is terminated by reason of death or disability.

Option Exercises and Holdings

The following table provides information with respect to the Named Executive Officers concerning exercises of options/SARs during fiscal 2002 and unexercised options/SARs held as of February 1, 2003. No SARs were exercised by any Named Executive Officer in fiscal 2002 and no SARs were held by any Named Executive Officer at the end of fiscal 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year and

Fiscal Year-End Option/SAR Values(1)

	Shares Acquired on Exercise(#)	Value Realized($)(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-money Options at Fiscal Year End($) (1)
Name			Exercisable	Unexerciseable	Exercisable	Unexerciseable
Dennis Pence	—	—	—	—	—	—
Georgia Shonk-Simmons	—	—	130,500	57,000	$337,365	$94,410
Tom Scott	—	—	79,500	22,500	84,825	—
Dan Griesemer	—	—	7,500	30,000	—	—
Karen Reed	3,000	$22,020	65,277	7,500	411,305	32,625
Melvin Dick	—	—	—	37,500	—	—

(1)	Based upon the market price of $12.35 per share on February 1, 2003, determined on the basis of the closing selling price per share of the Company’s Common Stock on the Nasdaq National Market on that date, less the option exercise price payable per share.
(2)	Based upon the market price of the purchased shares on the exercise date less the exercise price paid per share.

Compensation Committee Report on Executive Compensation

The Board’s Compensation Committee (the “Committee”) is comprised solely of non-employee, independent directors. Since July 14, 2002, the Compensation Committee has consisted of James R. Alexander, Michelle Collins and Curt Hecker (Chairman). From July 15, 2001 to July 13, 2002, the Compensation Committee consisted of Michelle Collins, Curt Hecker (Chairman) and Duncan Highsmith. The Committee met three times during the fiscal year ended February 1, 2003.

The Committee is responsible for determining the salaries, bonuses and deferred compensation of the Company’s executive officers, including its Chief Executive Officer (“CEO”). The Committee also has the sole and exclusive authority to grant stock options to the Company’s executive officers under the 1996 Stock Option/Stock Issuance Plan.

The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus, deferred compensation and stock options.

The Committee determines the base salaries for executive officers based upon a review of salary surveys for comparable positions in similar companies. The Committee may further adjust the salary of an executive officer based upon the Company’s overall financial or other performance during the previous year, the executive officer’s responsibilities and relative position within the Company during the previous year, including any changes therein, and the executive officer’s performance against the objectives established for his or her area of responsibility during the previous year.

Under the Company’s executive bonus plan, executive officers may receive a certain percentage of their base salary in bonus payments, based on the Committee’s subjective evaluation of the individual’s performance and overall corporate performance against financial and other goals. Further, the Committee seeks to balance the desire for immediate earnings and the longer term goal of enhancing shareholder value.

Prior to the enactment of the Sarbanes-Oxley Act (“the Act”), the Company maintained an Executive Loan Program under which it made, at its sole discretion and with prior approvals from the CEO and the Committee, secured long-term loans to key employees other than our founders, Dennis and Ann Pence. Each loan is secured by the executive’s personal net assets, inclusive of all vested stock options in the Company, bears interest at three percent per annum, and becomes due and payable on the earlier of (i) the date ten days before the date on which the vested stock options serving as partial security expire or (ii) ninety days from the date on which the executive’s employment with the Company terminates for any reason. At February 1, 2003 the Company had $543,494 in outstanding loans to seven current key employees. Outstanding loans to executive officers at February 1, 2003 were as follows: Tom Scott, Senior Vice President and Chief Information Officer—$200,000; Karen Reed, Senior Vice President of Marketing—$171,306. None of the loans outstanding prior to enactment of the Act have been modified.

During fiscal 2000 and 2001, compensation bonus pools totaling $250,000 and $75,000, respectively, were authorized as additional incentives to retain certain designated key employees including employees who are not Named Executive Officers. The Company is accruing the related compensation expense to each designated key employee on a straight-line basis over a twenty-four month period based on specified performance criteria. On March 25, 2002, $200,000 of the $250,000 compensation bonus pool was considered earned and subsequently paid in full. On September 25, 2002, the remaining $50,000 of the $250,000 compensation bonus pool was considered earned and subsequently paid in full. The balance in the remaining pool will be payable provided certain specified performance criteria are met over the preceding 24-month period. No current Named Executive Officers are subject to the remaining pool.

On March 15, 2002, the Compensation Committee of the Board of Directors authorized retention compensation incentive agreements for Georgia Shonk-Simmons and Dan Griesemer in the aggregate amount of $900,000. On September 1, 2002, the Committee amended the agreements for Georgia Shonk-Simmons and Dan Griesemer and authorized one additional key employee (not an executive officer) to receive a retention compensation incentive. Currently, the aggregate amount of the three agreements is $1,875,000. The retention compensation incentive is paid at the end of the third year after the date of the agreement, contingent upon the accomplishment of certain specified performance criteria. The Company accrued the compensation expense related to the original aggregate amount of $900,000 on a straight-line basis through September 1, 2002. The Company is accruing the remaining portion of the original aggregate amount of $900,000 and the additional amount of $975,000 on a straight-line basis over the re-established thirty-six month retention period based on specified performance criteria and the current expectation that the specified performance criteria will be met. Pursuant to the authorized retention compensation incentives, Georgia Shonk-Simmons, a Named Executive Officer, has been designated to receive $1,425,000 and Dan Griesemer, a Named Executive Officer, has been designated to receive $300,000.

On March 22, 2003, the Compensation Committee of the Board of Directors authorized retention compensation incentive agreements for seven designated key employees in the aggregate amount of $975,000. The Company is accruing the related compensation expense on a straight-line basis over a thirty-six month retention period based on specified performance criteria and the current expectation that the specified performance criteria will be met. Pursuant to the authorized retention compensation incentives, Melvin Dick, a Named Executive Officer, has been designated to receive $225,000 and Karen Reed, a Named Executive Officer, has been designated to receive $225,000.

In awarding stock options, the Committee considers a number of factors, including an executive officer’s responsibilities and relative position within the Company, including any changes therein, the individual performance of the executive officer, the executive officer’s existing equity interest in the Company, including stock options held, the extent to any stock options held remain unvested, and the total number of stock options to be awarded.

Compensation of CEO

The Committee uses the same procedures described above for other executive officers in setting the annual salary, bonus, deferred compensation and stock options for the Company’s CEO. The Committee determines the CEO’s salary based on factors such as the Company’s achievement of corporate goals and comparisons of CEO compensation in similar companies. The CEO’s bonus is dependent upon the Company achieving its corporate goals and the Committee’s subjective evaluation of the CEO’s performance.

Dennis Pence became the Company’s CEO effective September 26, 2002 at which time the Committee set his base salary at an annual rate of $600,000 based on his new executive responsibilities and a review of the annual base salaries for CEOs in similar companies. From January 1, 2001 to September 25, 2002, Georgia Shonk-Simmons served as the Company’s President and CEO during which time the Committee set her base salary at an annual rate of $425,000 based on her executive responsibilities and a review of the annual base salaries for CEOs in similar companies. Neither Mr. Pence nor Ms. Shonk-Simmons received any incentive bonuses for fiscal 2002 as the Company did not attain its financial goals for the fiscal year.

Compliance with Internal Revenue Code Section 162(m).

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company’s executive officers for the fiscal year ended February 1, 2003 did not exceed the $1 million limit per officer, and the Committee does not anticipate that the non-performance based compensation to be paid to the Company’s executive officers for the fiscal year ending January 31, 2004 will exceed that limit. The Company’s 1996 Stock Option/Stock Issuance Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date that is granted by a committee comprised solely of “outside directors” will qualify as performance-based compensation which will not be subject to the $1 million limitation. The Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

It is the opinion of the Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short- and long-term.

FROM THE MEMBERS OF THE COMPENSATION COMMITTEE

James R. Alexander

Michelle Collins

Curt Hecker

PERFORMANCE GRAPH

The following performance graph shows the percentage change in cumulative total return to a holder of the Company’s Common Stock (NASDAQ:CWTR), assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of the Nasdaq Composite Index and the industry peer group indicated below, during the period from March 1, 1998 through February 1, 2003.

* $100 invested on March 1, 1998 in stock or index including reinvestment of dividends.

In connection with the Company’s continuing evolution as a multi-channel retailer with particular emphasis on growing the Retail business channel, which is described in detail in the Company’s recently filed Form 10-K for the fiscal year ended February 1, 2003, the Company revised its comparative peer group as follows:

New Peer Group:	Chicos Inc. (NASDAQ:CHS) Nordstrom, Inc. (NASDAQ:JWN) The J. Jill Group, Inc. (NASDAQ: JILL) Ann Taylor Stores Corp. (NASDAQ:ANN) Talbots, Inc. (NASDAQ:TLB)	Old Peer Group:	Lands’ End, Inc. (NASDAQ:LE) Nordstrom, Inc. (NASDAQ:JWN) The J. Jill Group, Inc. (NASDAQ: JILL) Intimate Brands, Inc. (NASDAQ:IBI) Ann Taylor Stores Corp. (NASDAQ:ANN) Talbots, Inc. (NASDAQ:TLB)

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings made under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

Audit Committee Report on the Fiscal Year Ended February 1, 2003

The information contained in this report shall not be deemed to be filed with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Board’s Audit Committee (the “Committee”) is comprised solely of non-employee, independent directors. Since July 15, 2000, the Committee has consisted of James R. Alexander, Curt Hecker and Robert H. McCall (Chairman). On November 9, 2002, Michelle Collins joined the Committee. The Committee met six times during the fiscal year ended February 1, 2003.

The Committee is governed by a written charter adopted and approved by the Board, a copy of which is attached as Appendix A to this Proxy Statement. The Committee reviews the charter and assesses its adequacy annually. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent public accountants for the fiscal year ended February 1, 2003, KPMG LLP, were responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ended February 1, 2003 in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The independent public accountants, as well as the Company’s internal auditor, have full access to the Committee and regularly meet with the Committee without management being present to discuss appropriate matters.

Based on the Committee’s review of the audited consolidated financial statements, its discussion with management regarding the audited consolidated financial statements, its receipt from KPMG LLP of written disclosures and the letter required by Independence Standards Board Standard No. 1, its discussions with KPMG LLP regarding its independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards 61, as amended, and other matters, the Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended February 1, 2003 be included in the Company’s Annual Report on Form 10-K for such fiscal year.

FROM THE MEMBERS OF THE AUDIT COMMITTEE

James R. Alexander

Michelle Collins

Curt Hecker

Robert H. McCall

BOARD AND COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Other than that disclosed immediately hereafter, no current executive officer of the Company has ever served as a member of the board of directors, or any committee thereof, of any other entity that has or has had one or more executive officers serving as a member of the Company’s Board, or any committee thereof. Since April 2002, Mr. Pence has served on the board of directors of publicly held Intermountain Community Bancorp, and its wholly-owned subsidiary, Panhandle State Bank. Mr. Hecker, a member of the Company’s Board, Chairman of its Compensation Committee and a member of its Executive and Audit Committees, serves as President, Chief Executive Officer and a Board member of Intermountain Community Bancorp and as Chief Executive Officer and a Board member of Panhandle State Bank.

Since November 9, 2002, the Compensation Committee has consisted of James R. Alexander, Michelle Collins and Curt Hecker (Chairman). From July 15, 2001 to July 13, 2002, the Compensation Committee consisted of Michelle Collins, Curt Hecker (Chairman) and Duncan Highsmith. From July 15, 2000 to July 14, 2001, the Committee consisted of James R. Alexander, Michelle Collins (Chairman) and Duncan Highsmith. None of the individuals serving on the Compensation Committee during fiscal year 2002 was an officer or employee of the Company during the fiscal year 2002, was an officer of the Company prior to fiscal year 2002 or had any relationship that required disclosure under the “Certain Relationships and Related Transactions” heading.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s principal shareholders, Dennis and Ann Pence, personally participate in a jet timeshare program. Mr. and Mrs. Pence have not assessed the Company for any portion of the costs incurred by them in connection with the capital equipment component of the program. Mr. and Mrs. Pence are reimbursed by the Company for the hourly usage charges, a usage based pro rata share of monthly maintenance fees and a usage based pro rata portion of the financing costs incurred by them under the program in connection with flights by them and other corporate executives exclusively for official corporate business. These reimbursements totaled $725,862 during the fiscal year ended February 1, 2003. In addition to providing for a more efficient utilization of executive time, the Company believes that the above reimbursements constituted a savings as compared to the costs which would have been incurred had the Company chartered comparable aircraft.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for fiscal year 2002 with all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten-percent beneficial owners except for one non-timely filed Form 4 for each Dennis and Ann Pence.

ANNUAL REPORT

The Annual Report of the Company for the fiscal year ended February 1, 2003 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. In compliance with Rule 14a-3 promulgated under the Securities Exchange Act of 1934, the Company hereby undertakes to provide without charge to each person upon written request, a copy of the Company’s Annual Report on Form 10-K, including the financial statements thereto. Requests for such copies should be directed to Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Investor Relations. Copies of the Company’s various SEC reports, including its Annual Report on Form 10-K, are available for immediate retrieval from the SEC’s web site (www.sec.gov).

PROPOSAL 2

AMENDMENT TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN

The Company’s stockholders are being asked to approve an amendment to the Coldwater Creek, Inc. 1996 Stock Option/Stock Issuance Plan (the “1996 Plan”) that will increase the number of shares subject to the annual option grants automatically made to the Company’s non-employee directors on the date of each annual stockholders meeting. Also, this amendment would establish additional automatic option grants made to the Chairmen of the Audit and Compensation Committees on the date of each annual stockholders meeting. This amendment was authorized by the Company’s Board on March 22, 2003, with the independent non-employee directors abstaining, and its effectiveness is subject to stockholder approval at the 2003 Annual Stockholders Meeting. This amendment will allow the Company to offer a more meaningful equity incentive package in order to attract and retain highly qualified individuals to serve as non-employee directors and Audit and Compensation Committee Chairmen.

The following is a summary of the principal features of the 1996 Plan, assuming the stockholders approve the proposed amendment. However, the summary does not purport to be a complete description of all the provisions of the 1996 Plan. Note that the option amounts in the 1996 Plan have been automatically adjusted to reflect a 50% stock dividend, having the effect of a 3-for-2 stock split, declared by the Board of Directors on December 19, 2002. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company’s principal executive offices in Sandpoint, Idaho.

General

Equity Incentive Programs

The 1996 Plan contains three separate equity incentive programs: (1) a Discretionary Option Grant Program, (2) an Automatic Option Grant Program, and (3) a Stock Issuance Program. The principal features of each of these programs are described below.

Administration

The 1996 Plan, other than the Automatic Option Grant Program, is currently administered by the Compensation Committee of the Board. The Compensation Committee, acting in such administrative capacity (the “Plan Administrator”), will have the exclusive authority to administer the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to the Company’s executive officers and non-employee directors and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. Members of the Compensation Committee are appointed by and serve at the pleasure of the Board. The Board also has the ability to appoint a secondary committee of one or more directors, including employee directors, to authorize option grants and direct stock issuances to eligible persons who are not subject to the short-swing liability provisions of the federal securities laws. The Board has not appointed such a secondary committee. All grants under the Automatic Option Grant Program are to be made in compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program.

Share Reserve

The Company has reserved 2,792,771 shares of Common Stock for issuance under the 1996 Plan. In no event may any one participant in the 1996 Plan be granted stock options and direct stock issuances for more than 376,190 shares in the aggregate per calendar year under the 1996 Plan. The shares of Common Stock issuable under the 1996 Plan may be drawn from shares of the Company authorized but unissued Common Stock or from shares of Common Stock that the Company acquires, including shares purchased on the open market.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (1) the maximum number and class of securities issuable under the 1996 Plan, (2) the maximum number and class of securities for which any one participant may be granted stock options and direct stock issuances under the 1996 Plan per calendar year, (3) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each eligible non-employee director, and (4) the number and class of securities and the exercise price per share in effect under each outstanding option.

Should an option expire or terminate for any reason prior to exercise in full or be cancelled in accordance with the provisions of the 1996 Plan, the shares subject to the portion of the option not so exercised or cancelled will be available for subsequent issuance under the 1996 Plan. Unvested shares issued under the 1996 Plan which the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company’s repurchase rights under the 1996 Plan will be added back to the number of shares reserved for issuance under the 1996 Plan and will accordingly be available for subsequent issuance.

Eligibility

Officers and other key employees who render services which contribute to the management, growth and financial success of the Company or any of its subsidiary corporations, non-employee members of the Board and consultants and other independent advisors in the service of the Company or any of its subsidiary corporations will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only non-employee members of the Board will be eligible to participate in the Automatic Option Grant Program.

As of March 31, 2003, seven executive officers, five non-employee directors and approximately 3,000 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and five non-employee directors were also eligible to participate in the Automatic Option Grant Program.

Valuation

The fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 31, 2003, the closing selling price per share was $9.47.

Discretionary Option Grant Program

Each granted option will have an exercise price per share determined by the Plan Administrator, subject to certain limitations. Incentive options granted under the Discretionary Option Grant Program must have an exercise price per share not less than 110% of the fair market value per share of Common Stock on the grant date if granted to a 10% stockholder and 100% of the fair market value per share of Common Stock on the grant date if granted to an employee who is not a 10% stockholder. Non-statutory options granted under the Discretionary Option Grant Program must have an exercise price of not less than 85% of the fair market value per share of Common Stock on the grant date. No option will have a term in excess of ten years (or five years in the case of an incentive option granted to a 10% stockholder). Options will generally become exercisable in a series of installments over the optionee’s period of service with the Company. However, the Plan Administrator may grant immediately exercisable options that permit an optionee to exercise the option prior to the time the shares purchasable upon its exercise are vested. The shares acquired upon the exercise of an immediately exercisable option will be subject to repurchase by the Company if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company’s outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any vested shares for which the option is exercisable at the time of optionee’s termination of service. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

In the event that a change in control occurs, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a cash incentive program will automatically vest in full. The Plan Administrator has complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable for all the option shares in the event the optionee’s service with the Company or the successor entity is terminated, actually or constructively, within a designated period following a change in control transaction in which those options are assumed or otherwise continued in effect. A change in control will be deemed to occur in the event (i) the Company is acquired by merger or asset sale, (ii) there is a change in ownership of more than 50% of the Company’s outstanding voting stock or (iii) there is a change in the majority of the directors effected through one or more contested elections for Board membership.

The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options for the same or a different number of shares.

Automatic Option Grant Program

Under the Automatic Option Grant Program, each individual who first becomes a non-employee director, whether through election by the Company’s stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 20,064 shares of Common Stock, provided such individual has not previously been in the employ of the Company or any of its subsidiary corporations. In addition, on the date of each Annual Stockholders Meeting (beginning with the 2003 Annual Stockholders Meeting), each individual who is to continue to serve as a non-employee director, Audit Committee Chairman or Compensation Committee Chairman, whether or not that individual is standing for re-election to the Board at that particular Annual Stockholders Meeting, will automatically be granted a non-statutory option to purchase 5,000, 5,000 and 2,500 shares of the Common Stock, respectively, provided such individual has served as a non-employee director for at least six months. There will be no limit on the number of shares for which any one non-employee director may be granted options over his or her period of Board service. Prior to such amendment, the annual option grant to continuing non-employee directors was for 3,750 shares and the annual option grants to continuing Audit Committee Chairmen and Compensation Committee Chairmen were both for 0 shares.

Each 20,064-share, 5,000-share or 2,500-share option granted under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee’s cessation of Board service. Each option granted under the Automatic Option Grant Program will be immediately exercisable for all the shares subject to the option. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial 20,064-share automatic option grant will vest in a series of three successive equal annual installments upon the optionee’s completion of each year of Board service over the three-year period measured from the grant date. The shares subject to each annual 5,000-share and 2,500-share grant will vest upon the optionee’s completion of one year of Board service measured from the grant date. The shares subject to each initial 20,064-share option and each 5,000-share and 2,500-share option will immediately vest in full upon a change in control or upon the optionee’s death or disability while serving as a director. Should the optionee cease to serve as a director, the optionee will generally have until the earlier of (a) the two year period following such cessation of service or (b) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual’s cessation of Board service.

Stock Issuance Program

Shares may be issued under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or through a full-recourse, interest-bearing promissory note. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of the Common Stock may also be issued under the program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals. The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award. The issued shares may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program. Outstanding share right awards under the program will automatically terminate, and no shares of the Company’s common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of the Company’s common stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained. In the event that a change in control occurs, all unvested shares under the Stock Issuance Programs will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have complete discretion to issue shares that will immediately vest in the event the optionee’s service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which the repurchase rights are assumed or otherwise continued in effect.

Other Provisions

Financial Assistance

The Plan Administrator may extend loans to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and

Stock Issuance Programs. In addition, the Plan Administrator may permit one or more such participants to pay the exercise or purchase price in installments over a period of years. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, any such financing will be full-recourse and interest bearing. In addition, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes.

Stockholder Rights and Option Transferability

No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, non-statutory options may be transferred or assigned during optionee’s lifetime to one or more members of the optionee’s immediate family or to a trust established for one or more such family members.

Special Tax Election

The Plan Administrator may provide one or more holders of options or unvested share issuances under the 1996 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common stock in payment of such withholding tax liability.

Amendment and Termination

The Board may amend the 1996 Plan in any or all respects, subject to any stockholder approval required under applicable law or regulation. The 1996 Plan will terminate on March 3, 2006, unless the term is extended or the 1996 Plan is terminated prior to such time by the Board.

Stock Awards

The table below shows, as to each of the Company’s executive officers, including the Named Executive Officers, and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1996 Plan between March 3, 2002 and February 1, 2003, together with the weighted average exercise price payable per share. To date, no direct stock issuances have been made under the 1996 Plan.

Option Transactions

Name	Number of shares subject to options granted (#)	Weighted average exercise price ($)
Dennis Pence Chairman of the Board, Secretary and Chief Executive Officer, Director Nominee	—	—
Georgia Shonk-Simmons President and Chief Merchandising Officer	—	—
Tom Scott Senior Vice President and Chief Information Officer	—	—
Dan Griesemer Senior Vice President of Retail	—	—
Karen Reed Senior Vice President of Marketing	—	—
Melvin Dick Executive Vice President and Chief Financial Officer	37,500	$16.27
Duane Huesers Vice President of Finance	7,500	10.12
All executive officers as a group (7 persons)	45,000	15.25
Robert H. McCall Director nominee	3,750	15.89
All director nominees as a group (2 persons)	3,750	15.89
All current non-employee directors as a group (4 persons)	15,000	15.89
All employees, including current officers who are not executive officers, as a group (1 person)	3,750	11.84

As of March 31, 2003, options to purchase 1,167,314 shares of Common Stock were outstanding under the 1996 Plan, 516,349 shares of Common Stock remained available for future option grants or direct issuance under the 1996 Plan and 1,109,109 shares of Common Stock had been issued under the 1996 Plan.

The following table summarizes the Company’s equity compensation plans that have been approved by the stockholders as of February 1, 2003:

Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
1996 plan	1,188,306	$13.67	495,357
Employee Stock Purchase Plan	NA	NA	1,007,468

New Plan Benefits

No options have been granted to date under the 1996 Plan on the basis of the amendment to the Automatic Option Grant Program which is the subject of this Proposal. However, if the Proposal is approved by the stockholders, then each of the following non-employee directors will be granted an option to purchase 5,000 shares of Common Stock at the 2003 Annual Stockholders Meeting with an exercise price per share equal to the closing selling price per share of Common Stock on that date: James R. Alexander, Michelle Collins, Curt Hecker and Robert H. McCall. Also, if the proposal is approved by the stockholders, then the Chairman of Audit Committee and the Chairman of the Compensation Committee will be granted options to purchase 5,000 shares and 2,500 shares of Common Stock, respectively, at the 2003 Annual Stockholders Meeting with an exercise price per share equal to the closing selling price per share of Common Stock on that date.

Federal Income Tax Consequences

Option Grants

Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options.    No taxable income is recognized by the optionee at the time of the option grant, and generally no taxable income is recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are considered to be either qualifying or disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. In general, the optionee will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. In general, the deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuances

The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options with exercise prices equal to the fair market value of the shares on the date of grant will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) provided the grants were approved by a committee comprised of two or more “outside directors”. Therefore this compensation will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company and accordingly, will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

Vote Required

The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the 2003 Annual Stockholders Meeting and entitled to vote is required for approval of the amendment to the 1996 Plan. Should such stockholder approval not be obtained, then the number of shares of Common Stock for which each continuing non-employee director will receive an option grant at each annual meeting of the stockholders will remain at 3,750 shares and no additional shares will be granted to either the Chairman of the Audit Committee or the Chairman of the Compensation Committee.

The Board deems this proposal to be in the best interest of the Company and its stockholders and recommends that stockholders vote “FOR” the proposed amendment to the Company’s 1996 Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP has served as independent public accountants for the Company since the beginning of fiscal 2002. The Audit Committee has appointed KPMG LLP to serve in the same capacity for the fiscal year ending January 31, 2004 and is asking stockholders to ratify the selection of KPMG LLP by the Audit Committee as independent public accountants. The affirmative vote of a majority of the shares presented and voting at the meeting is required to ratify the selection of KPMG LLP. In the event that stockholders fail to ratify the selection of KPMG LLP, the Audit Committee would reconsider such selection.

Representatives of KPMG LLP are expected to attend the Annual Meeting. The representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

Audit and Review Fees: The aggregate fees billed for professional audit and review services rendered by KPMG LLP for services performed related to the fiscal year ended February 1, 2003 were $295,000. Such fees included audit services performed for the annual consolidated financial statements of the Company for the fiscal year ended February 1, 2003, review services for the interim condensed consolidated financial statements of the Company for the fiscal quarters ended June 1, 2002, August 31, 2002, November 30, 2002, and February 1, 2003, and reviews of the respective Forms 10-Q and 10-K as filed with the United States Securities and Exchange Commission.

Financial Information Systems Design and Implementation Fees: KPMG LLP did not provide the Company any financial information systems design and implementation services for the fiscal year ended February 1, 2003.

All Other Fees: The aggregate fees billed for services rendered by KPMG LLP, other than for audit and review services and financial information systems design and implementation services, for the fiscal year ended February 1, 2003 were $82,995. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of KPMG LLP.

The Company’s Board recommends that stockholders vote FOR the ratification of the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending January 31, 2004.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Dennis C. Pence

Chairman of the Board of Directors

and Secretary

April 25, 2003

Sandpoint, Idaho

Appendix A

COLDWATER CREEK INC.

Charter of the Audit Committee of the Board of Directors

I.    Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee shall strive to set the “tone at the top” for quality financial reporting and sound internal controls. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Review and monitor the independence of the Company’s independent auditors.

•	Monitor the performance of the Company’s independent auditors and internal auditing department.

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

•	Make regular reports to the Board concerning Audit Committee activities.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    Audit Committee Composition and Meetings

The Audit Committee will be comprised of three or more directors as determined by the Board. The members of the Audit Committee will meet the independence requirements of the National Association of Securities Dealers (NASD) with allowed exceptions (as determined by the Board). The members of the Audit Committee will meet the experience and financial literacy requirements of the National Association of Securities Dealers (NASD). Members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members and the Audit Committee Chair shall be appointed annually by the Board.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve the agenda for each meeting. The Committee will meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee shall encourage executive sessions at each of its meetings in order to assist in providing a regular forum for candid discussion. In addition, the Committee will communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

III.    Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission (SEC) regulations.

2.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

3.	In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with managements’ responses, including the status of previous recommendations.

4.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards (SAS) 61 as amended by SAS 90.

5.	Review the Company’s stock exchange certification and proxy statement disclosures related to the audit committee.

Independent Auditors

6.	The independent auditors are ultimately accountable to the Audit Committee. The Audit Committee shall review annually the independence of the auditors, and shall have ultimate authority for the evaluation, appointment and, when circumstances warrant, the discharge of the independent auditors.

7.	The Audit Committee shall approve the audit fees and all other compensation to be paid to the independent auditors.

8.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence and obtain a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1.

9.	Review the independent auditors audit plan and engagement letter—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

10.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with American Institute of Certified Public Accountants (AICPA) SAS 61 as amended by SAS 90.

11.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company’s financial statements.

Internal Audit Department and Legal Compliance

12.	Review the budget, plan, changes in plan, activities, organizational structure, independence and authority of its reporting obligations, and qualifications of the internal audit department, as needed.

13.	Review the appointment, performance, and replacement of the senior internal audit executive.

14.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

15.	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

Other Audit Committee Responsibilities

16.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

17.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

18.	Review financial and accounting human resources and succession planning within the Company.

19.	Perform any other activities consistent with the Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

EXHIBIT A

COLDWATER CREEK INC.

1996 STOCK OPTION/STOCK ISSUANCE PLAN

(Amended and Restated as of June 14, 2003)

ARTICLE ONE

GENERAL

I.     PURPOSE OF THE PLAN

        This 1996 Stock Option/Stock Issuance Plan (the “Plan”) is intended to promote the interests of Coldwater Creek Inc., a Delaware corporation (the “Corporation”), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

II.    DEFINITIONS

        A.    For purposes of the Plan, the following definitions shall be in effect:

        Board:    the Corporation’s Board of Directors.

        Change in Control:    a change in ownership or control of the Corporation effected through either of the following transactions:

                (i)    the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept; or

                (ii)    a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        Code:    the Internal Revenue Code of 1986, as amended.

        Common Stock:    shares of the Corporation’s common stock.

        Corporate Transaction:    either of the following stockholder-approved transactions to which the Corporation is a party:

                (i)    a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii)    the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

        Disability:    the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months. However, for purposes of the Automatic Option Grant Program, Disability shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        Employee:    an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        Exercise Date:    the date on which the Corporation shall have received written notice of the option exercise.

        Fair Market Value:    the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

        –    If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

        –    If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as

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such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        –    If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        –    For any option granted on the Automatic Option Grant Program Effective Date, the Fair Market Value per share of Common Stock shall be deemed equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

        Incentive Option:    a stock option which satisfies the requirements of Code Section 422.

        Involuntary Termination:    the termination of any individual’s Service which occurs by reason of:

        (i)    such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

        (ii)    such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

        Misconduct:    the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any parent or subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any parent or subsidiary).

        1933 Act:    the Securities Act of 1933, as amended from time to time.

        1934 Act:    the Securities Exchange Act of 1934, as amended from time to time.

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        Non-Statutory Option:    a stock option not intended to meet the requirements of Code Section 422.

        Optionee:    a person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

        Participant:    a person who is issued Common Stock under the Stock Issuance Program.

        Plan Administrator:    either the Board, the Primary Committee or a Secondary Committee, to the extent such entity is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

        Plan Effective Date:    March 4, 1996.

        Primary Committee:    the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

        Secondary Committee:    a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        Service:    the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

        10% Stockholder:    the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

        B.    The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

        Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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III.  STRUCTURE OF THE PLAN

        A.    Stock Programs.    The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three and the Automatic Option Grant Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than one hundred percent (100%) of the Fair Market Value of the shares at the time of issuance or as a bonus for services rendered the Corporation. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of the Automatic Option Grant Program of Article Four, with the first such grants to be made on the Automatic Option Grant Program Effective Date.

        B.    General Provisions.    Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

IV.  ADMINISTRATION OF THE PLAN

        A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

        B.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

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        D.    Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and the Plan Administrator shall exercise no discretionary functions with respect to the grant of options pursuant to that program, but may amend such options in accordance with the provisions of Article Four.

V.    OPTION GRANTS AND STOCK ISSUANCES

        A.    The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following:

        (i)    officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

        (ii)    non-employee members of the Board; and

        (iii)    those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

        B.    A Board member shall not vote as a member of the Board or a member of a committee concerning any award, or amendment of any award, to such Board member pursuant to the Discretionary Option Grant Program or the Stock Issuance Program, other than an award or amendment that applies uniformly to all non-employee Board members and shall absent himself or herself from the discussion of any such award.

        C.    The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such options are to be granted, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration for which such shares are to be issued.

VI.    STOCK SUBJECT TO THE PLAN

        A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,792,771 shares. Such authorized share reserve consists of (i) the 1,667,771 shares initially reserved under the Plan, (ii) an additional 525,000 shares added to the

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Plan as authorized by the Board in February 1998 and subsequently approved by the stockholders, (iii) an additional 150,000 shares added to the Plan as authorized by the Board in May 2000 and subsequently approved by the stockholders, (iv) an increase of 450,000 shares authorized by the Board in May 2001 and subsequently approved by the stockholders, and (v) an adjustment to reflect a 50% stock dividend having the effect of a 3-for-2 stock split declared by the Company’s board of directors on December 19, 2002.

        B.    In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 376,190 shares per calendar year.

        C.    Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

        D.    Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

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ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.    TERMS AND CONDITIONS OF OPTIONS

        Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator’s discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

        A.    Exercise Price.

                1.    The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                (i)    The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                (ii)    The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                2.    The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five, be payable as follows:

                (i)    in cash or check made payable to the Corporation;

                (ii)    in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                (iii)    to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by

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reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                3.    Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Term and Exercise of Options.    Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

        During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee’s death. However, a Non-Statutory Option may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        C.    Termination of Service.

                1.    Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

                (i)    Should the Optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                (ii)    Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

                (iii)    Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee’s death. During such limited period, the option may be exercised by the personal representative of the Optionee’s estate or by the person or persons to

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whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

                (iv)    Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                (v)    Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                (vi)    During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                (vii)    In the event of an Involuntary Termination following a Corporate Transaction or a Change in Control, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee’s cessation of Service and shall supersede any provisions to the contrary in this Section.

                2.    The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

        –    to extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

        –    to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more subsequent installments in which the Optionee would otherwise have vested had such cessation of Service not occurred.

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        D.    Stockholder Rights.    An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

        E.    Unvested Shares.    The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Discretionary Option Grant Program. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share any or all of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right.

II.    INCENTIVE OPTIONS

        Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all provisions of Articles One, Two and Five shall be applicable to Incentive Options. Any Options specifically designated as Non-Statutory shall not be subject to such terms and conditions.

        A.    Dollar Limitation.    The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

        B.    10% Stockholder.    If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred-ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

        A.    In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those

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shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

        B.    All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        C.    Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

        D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance under the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year.

        E.    The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee’s Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation’s outstanding repurchase rights so that those rights shall immediately terminate with respect to any unvested shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full upon such Involuntary Termination.

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        F.    The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee’s Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation’s outstanding repurchase rights so that those rights shall immediately terminate with respect to any unvested shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

        G.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

        H.    The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant of an Incentive Option to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

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ARTICLE Three

STOCK ISSUANCE PROGRAM

I.    TERMS AND CONDITIONS OF STOCK ISSUANCES

Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.    The shares shall be issued for such valid consideration as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

B.    The Plan Administrator shall have full power and authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any parent or subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

C.    Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance: (i) cash or check made payable to the Corporation, or (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

D.    Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

(i)    the Service period to be completed by the Participant or the performance objectives to be attained,

(ii)    the number of installments in which the shares are to vest,

(iii)    the interval or intervals (if any) which are to lapse between installments, and

(iv)    the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

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E.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

F.    The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

G.    Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

H.    The Plan Administrator shall have full power and authority, exercisable upon a Participant’s termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Plan Administrator determines such waiver to be an appropriate severance benefit for the Participant.

II.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.    The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within twelve

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(12) months following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

C.    The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of any Change in Control.

III.    SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

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ARTICLE Four

AUTOMATIC OPTION GRANT PROGRAM

I.    ELIGIBILITY

The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to those individuals who are serving as non-employee Board members or who are first elected or appointed as non-employee Board members, whether through appointment by the Board or election by the Corporation’s stockholders, provided that such individual has not previously been in the employ of the Corporation (or any parent or subsidiary corporation).

II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

A.    Grant Dates.    Option grants shall be made under this Article Four on the dates specified below:

1.    Initial Grant.    Each individual who is first elected or appointed as a non-employee Board member after the Automatic Option Grant Program Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,064 shares of Common Stock upon the terms and conditions of this Article Four. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

2.    Annual Grant.

(i)    On the date of each Annual Stockholders Meeting (beginning with the 2003 Annual Stockholders Meeting), each individual who will continue to serve as a non-employee Board member shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. In no event, however, shall a non-employee Board member be eligible to receive such an annual option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

(ii)    On the date of each Annual Stockholders Meeting (beginning with the 2003 Annual Stockholders Meeting), each individual who will continue to serve Chairman of the Audit Committee of the Board of Directors of the Corporation shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-

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Statutory Option to purchase an additional 5,000 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as Chairman of the Audit Committee for at least six (6) months prior to the date of such Annual Meeting. Non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary) shall be eligible to receive such annual option grants over their continued period of Board service.

(iii)    On the date of each Annual Stockholders Meeting (beginning with the 2003 Annual Stockholders Meeting), each individual who will continue to serve Chairman of the Compensation Committee of the Board of Directors of the Corporation shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,500 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as Chairman of the Compensation Committee for at least six (6) months prior to the date of such Annual Meeting. In no event, however, shall a non-employee Board member be eligible to receive such an annual option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

There shall be no limit on the number of shares for which any one non-employee Board member may be granted stock options under this Article Four over his or her period of Board service.

B.    Exercise Price.    The exercise price per share of Common Stock subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

C.    Payment.    The exercise price shall be payable in one of the alternative forms specified below:

(i)    full payment in cash or check drawn to the Corporation’s order;

(ii)    full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

(iii)    full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation’s order; or

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(iv) to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

D.    Option Term.    Each automatic grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

E.    Exercisability/Vesting.    Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

Initial Grant.    Each initial 20,064-share automatic grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of three (3) equal and successive annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon Optionee’s completion of one (1) year of Board service measured from the automatic grant date.

Annual Grant.    Each additional 5,000-share automatic grant shall vest, and the Corporation’s repurchase right shall lapse, upon the Optionee’s completion of one (1) year of Board service measured from the automatic grant date. Each additional 5,000 share automatic grant awarded to the Chairman of the Audit Committee shall vest, and the Corporation’s repurchase right shall lapse, upon the Optionee’s completion of one (1) year of Board service measured from the automatic grant date. Each additional 2,500 share automatic grant awarded to the Chairman of the Compensation Committee shall vest, and the Corporation’s repurchase right shall lapse, upon the Optionee’s completion of one (1) year of Board service measured from the automatic grant date.

F.    Limited Transferability.    Each automatic option grant may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option

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immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

G.    Effect of Termination of Board Membership.    The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Article Four at the time the Optionee ceases to serve as a Board member:

(i)    The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a two (2)-year period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee’s cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise vested on the date of such cessation of Board service.

(ii)    During the two (2)-year period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee’s cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the two (2)-year exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

(iii)    In no event shall the option remain exercisable after the expiration of the option term.

H.    Stockholder Rights.    The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

I.    Remaining Terms.    The remaining terms and conditions of each automatic option grant shall be the same as the terms for option grants made under the Discretionary Option Grant Program.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation

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of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof.

B.    Each outstanding option under this Article Four which is assumed in connection with a Corporate Transaction outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same.

C.    In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

D.    The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE FIVE

MISCELLANEOUS

I.    LOANS OR INSTALLMENT PAYMENTS

        A.    The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

        B.    The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.    AMENDMENT OF THE PLAN AND AWARDS

        A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        B.    (i)    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any

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unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III.    TAX WITHHOLDING

        A.    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

        B.    The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options (other than the automatic grants made pursuant to Article Four of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment withholding tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the “Taxes”). Such right may be provided to any such holder in either or both of the following formats:

        –    The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        –    The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

IV.    EFFECTIVE DATE AND TERM OF PLAN

        A.    The Discretionary Option Grant and Stock Issuance Programs of the Plan became effective on March 4, 1996, upon the adoption of the Plan by the Corporation’s Board of Directors. Such date is hereby designated the “Plan Effective Date.” In addition, the Corporation’s stockholders approved the Plan on the Plan Effective Date. The Automatic Option

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Grant Program became effective on January 28, 1997, in connection with the initial public offering of the Common Stock.

        B.    The Plan was amended in February 1998 to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 525,000 shares. The Corporation’s stockholders subsequently approved the February 1998 amendment at the 1998 Annual Stockholders Meeting.

        C.    The Plan was amended by the Board on May 20, 2000 to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 150,000 shares. The Corporation’s stockholders subsequently approved the May 2000 amendment at the 2000 Annual Stockholders Meeting.

        D.    The Plan was amended by the Board on May 12, 2001 to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 450,000 shares. The Corporation’s stockholders approved the May 2001 amendment at the 2001 Annual Stockholders Meeting.

        E.    The Plan was amended by the Board on July 14, 2001 to increase the number of shares subject to the annual option grants automatically made to the non-Employee Board members from 2,508 to 3,750, subject to the Corporation’s stockholder approval at the 2002 Annual Stockholders Meeting.

        F.    The Plan was amended by the Board on March 22, 2003 to (a) increase the number of shares subject to the annual option grants automatically made to the non-Employee Board members to 5,000, (b) provide for annual option grants of 5,000 shares automatically made to the Chairman of the Audit Committee of the Board and (c) provide for annual option grants of 2,500 shares automatically made to the Chairman of the Compensation Committee of the Board. If the Corporation’s stockholders do not approve the June 2003 amendment, then the provisions of the Plan as in effect immediately prior to the time the Board approved the March 22, 2003 amendment shall remain in effect, and option grants and direct stock issuances may continue to be made pursuant to those provisions of the Plan.

        G.    The Plan shall terminate upon the earlier of (i) March 3, 2006 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

V.    REGULATORY APPROVALS

        The implementation of the Plan and the granting of any option or issuance of shares under the Plan shall be subject to the Corporation’s procurement of all approvals and

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permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

VI.    USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

VII.    NO EMPLOYMENT/SERVICE RIGHTS

        Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.

VIII.    MISCELLANEOUS PROVISIONS

        A.    Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

        B.    The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

        C.    The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

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COLDWATER CREEK INC.

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS

JULY 14, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 14, 2003 and the Proxy Statement and appoints Dennis C. Pence and Melvin Dick, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Coldwater Creek Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held July 14, 2003 at 9:30 a.m. local time and at any adjournment or postponement thereof.

(Continued and to be marked, dated and signed on other side)

é  FOLD AND DETACH HERE  é

The Board of Directors recommends a vote FOR proposals Nos. 1, 2 and 3. This Proxy, when properly executed, will be voted as specified hereon. This Proxy will be voted FOR proposals Nos. 1, 2 and 3 if no specification is made.

Please mark your votes as indicated	☒

1. Election of Directors:	FOR all nominees (except as listed to contrary below)	WITHHOLD AUTHORITY to vote for all nominees			FOR	AGAINST	ABSTAIN
01 Dennis C. Pence 02 Robert H. McCall	☐	☐	2.	To approve the amendment to the 1996 Stock Option/Stock Issuance Plan.	☐	☐	☐

(Instructions: To withhold authority to vote for any individual nominee(s) write the name(s) of the nominee(s) on the line below.)			3.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending January 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐	I plan to attend the annual meeting

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature	Date

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

é  FOLD AND DETACH HERE  é